SCHEDULE 14 A INFORMATION

        PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                           EXCHANGE ACT OF 1934

Filed by the Registrant   [x]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement             [  ] Confidential, for Use of
                                                  the Commission Only (as
                                                  permitted by  Rule 14a-
                                                  6(e)(2))
[x]  Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-2.


                                 MOOG INC.
___________________________________________________________________________
             (Name of Registrant as Specified In Its Charter)

___________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

___________________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

___________________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

___________________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

___________________________________________________________________________

     (5)  Total fee paid:
___________________________________________________________________________

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                              MOOG

             MOOG INC., EAST AURORA, NEW YORK 14052

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of MOOG Inc. will be held in the Auditorium of the Albright-Knox
Art Gallery, 1285 Elmwood Avenue, Buffalo, New York, on Wednesday, February 9, 2000, at 9:15 a.m., for the following purposes:

          1. To elect three directors of the Company, one of whom will be a Class A director, elected by the holders of Class A shares, and two of whom will be Class B directors, elected by the holders of Class B shares, to serve three year terms expiring in 2003, or until the election and qualification of their successors.

          2. To consider and ratify the selection of KPMG LLP, independent certified public accountants, as auditors of the Company for the fiscal year 2000.

          3. To consider and transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on December 23, 1999 as the record date for determining which shareholders shall be entitled to notice of and to vote at such meeting. SHAREHOLDERS WHO WILL BE UNABLE TO BE PRESENT PERSONALLY MAY ATTEND THE MEETING BY PROXY. SUCH SHAREHOLDERS ARE REQUESTED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY. THE PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

                              By Order of the Board of Directors


                              JOHN B. DRENNING, Secretary


Dated:  East Aurora, New York
        January 4, 2000

                         PROXY STATEMENT
              FOR ANNUAL MEETING OF SHAREHOLDERS OF
                            MOOG INC.
TO BE HELD IN THE AUDITORIUM OF THE ALBRIGHT-KNOX ART GALLERY
             1285 ELMWOOD AVENUE, BUFFALO, NEW YORK
                       ON FEBRUARY 9, 2000

          This Proxy Statement is furnished to shareholders of record on December 23, 1999 by the Board of Directors of MOOG Inc. (the "Company") in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders on Wednesday, February 9, 2000, at 9:15 a.m., and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and accompanying proxy will be mailed to shareholders on or about January 4, 2000.

          If the enclosed form of proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions thereon. Unless otherwise specified, the proxy shall be deemed to confer authority to vote the shares represented by the proxy "FOR" Proposal 1, the election of directors and "FOR" Proposal 2, the ratification of KPMG LLP as independent auditors for the fiscal year 2000.

          Any proxy given pursuant to this solicitation may be revoked by the person giving it insofar as it has not been exercised. Such revocation may be made in person at the meeting, or by submitting a proxy bearing a date subsequent to that on the proxy to be revoked, or by written notification to the Secretary of the Company.

                             GENERAL

          The Board of Directors has fixed the close of business on December 23, 1999 as the record date for determining the holders of common stock entitled to notice of and to vote at the meeting. On December 23, 1999, the Company had outstanding and entitled to vote, a total of 7,335,602 shares of Class A common stock ("Class A shares") and 1,570,513 shares of Class B common stock ("Class B shares"). Holders of Class A shares are entitled to elect at least 25% of the Board of Directors (rounded up to the nearest whole number) so long as the number of outstanding Class A shares is at least 10% of the number of outstanding shares of both classes of common stock. Currently, the holders of Class A shares are entitled, as a class, to elect three directors of the Company, and the holders of the Class B shares are entitled, as a class, to elect the remaining six directors. Other than on matters relating to the election of directors or as required by law, where the holders of Class A shares and Class B shares vote as separate classes, the record holder of each outstanding Class A share is entitled to a one-tenth vote per share and the record holder of each outstanding Class B share is entitled to one vote per share on all matters to be brought before the meeting. The Class A director and the Class B directors will be elected by a plurality of the votes cast by the respective class. The other matter submitted to the meeting may be adopted by a majority of the votes cast, a quorum of 3,667,802 Class A shares and 785,258 Class B shares being present. The record holders of 9% Cumulative Convertible Exchangeable Preferred Shares, Series B, $1.00 par value ("Series B Preferred Stock") are not entitled to vote on the matters upon which action is to be taken at the meeting.

          In accordance with New York law, abstentions and broker non-votes are not counted in determining the votes cast in connection with the ratification of the selection of KPMG LLP as auditors of the Company for the 2000 fiscal year. Votes withheld (including broker non-votes) in connection with the election of one or more nominees for director will not be counted and will have no effect.

                         CERTAIN BENEFICIAL OWNERS

SECURITY OWNERSHIP

          The only persons known by the Company to own beneficially more than five percent of the outstanding shares of either class of the voting common stock of the Company are set forth below.

                                   Class A             Class B
                                Common Stock(1)     Common Stock(1)(2)
                                _______________     __________________
                              Amount and            Amount and
                              nature of             nature of
Name and address of           beneficial   Percent  beneficial   Percent
beneficial owner              ownership    of Class ownership    of Class
___________________           __________   ________ __________   ________

Moog Inc. Savings and Stock
Ownership Plan Trust(3)        303,650       4.1      502,024      32.0
  c/o Moog Inc.
  Jamison Rd.
  East Aurora, NY 14052

Moog Inc. Retirement Plan
Trust(4)                        44,155       0.6      296,603      18.9
  c/o Moog Inc.
  Jamison Rd.
  East Aurora, NY 14052

Moog Family Agreement as
to Voting(5)                   129,882       1.8      262,195      16.7
  c/o Moog Inc.
  Jamison Rd.
  East Aurora, NY 14052

All directors and officers
as a group                     284,059       3.9      124,618       7.9
  (See "Election of Directors,"
  particularly footnotes 4 and
  9 to the table on pages 4
  and 5)

Lord Abbett & Company          807,800      11.0          -0-       -0-
  General Motors Building
  767 Fifth Avenue
  New York, NY 0153-0203

Sanford C. Bernstein &
Company, Inc.                  583,875       8.0          -0-       -0-
  767 Fifth Avenue, 22nd Floor
  New York, NY 10153-0185

Neuberger & Berman Pension
Management Inc.                453,100       6.2          -0-       -0-
  605 Third Avenue
  New York, NY 10158

Boston Partners Asset
Management                     399,500       5.4          -0-       -0-
  28 State Street, 20th Floor
  Boston, MA 02109

____________________
(1) See the table on pages 4 and 5 containing information concerning the shareholdings of directors and officers of the Company.

(2) Class B shares are convertible into Class A shares on a share-for-share basis.

(3) These shares are allocated to individual participants under the Plan and are voted by the Trustee, HSBC Bank USA, Buffalo, New York, as directed by the participants to whom such shares are allocated. Any allocated shares as to which voting instructions are not received are voted by the Trustee as directed by the Investment Committee. As of September 30, 1999, 3,689 of the allocated Class A shares and 18,430 of the allocated Class B shares belong to officers and are included in the share totals in the table on pages 4 and 5 for all directors and officers as a group.

(4) Shares held are voted by the Trustee, Manufacturers and Traders Trust Company, Buffalo, New York, as directed by the Moog Inc. Retirement Plan Committee.

(5) Does not include options to acquire 33,500 Class A shares. See "Moog Family Agreement as to Voting" for an explanation as to how the shares shown in the table as beneficially owned are voted.

MOOG FAMILY AGREEMENT AS TO VOTING

          The Moog Family Agreement as to Voting is an agreement among the following relatives of the late Jane B. Moog: her children, Constance Kent Moog Silliman, Nancy Moog Aubrecht,
Douglas B. Moog and Susan M. Mitchell; her adult grandchildren; her son-in-law, Richard A. Aubrecht; her daughter-in-law, Jeanne M.
Moog; and Albert K. Hill, former counsel to the Company.

          The agreement relates to 129,882 Class A shares and 262,195 Class B shares, exclusive of currently exercisable options, owned of record or beneficially by the other parties to the agreement. Shares held by Mr. Hill, if any, are not covered by the agreement.

          Each of the named parties granted an irrevocable proxy covering that person's shares of stock subject to the agreement to certain parties to the agreement who are required to take any action and cause all shares subject to the agreement to be voted as may be determined by the vote of any four of: Richard A. Aubrecht, Constance Kent Moog Silliman, Jeanne M. Moog, Douglas B. Moog, Susan M. Mitchell and Albert K. Hill.

          The agreement contains restrictions on the ability of any party to remove all or any shares of stock from the provisions of the agreement and further provides for each of the parties who have the right to vote in certain instances to have successors named by them. In addition, the transfer in any manner of any shares of the Company is subject to the agreement.

          The agreement, by its terms, continues in force until December 31, 2015, unless certain specified contingencies occur prior to that date.


                      ELECTION OF DIRECTORS

          One of the three classes of the Board of Directors of the Company is elected annually to serve three-year terms. Three directors are to be elected at the meeting, of which one is to be a Class A director and two are to be Class B directors. One of the two Class A directors whose term of office expires at the meeting is not standing for reelection. The other Class A director was appointed by the Board of Directors in 1999 and is to be elected by the holders of the outstanding Class A shares. The two Class B directors whose terms of office expire at the meeting are to be elected by the holders of the outstanding Class B shares. Such nominees will be elected to hold office until 2003 and the election and qualification of their successors. The persons named in the enclosed proxy will vote Class A shares for the election of the Class A nominee named below, and Class B shares for the election of the Class B nominees named below, unless the proxy directs otherwise. In the event any of the nominees should be unable to serve as a director, the proxy will be voted in accordance with the best judgment of the person or persons acting under it. It is not expected that any of the nominees will be unable to serve.

NOMINEES AND DIRECTORS

          Certain information regarding nominees for Class A and Class B directors, as well as those directors whose terms of office continue beyond the date of the 2000 Annual Meeting of Shareholders, including their beneficial ownership of equity securities, is set forth below. Unless otherwise indicated, each person held various positions with the Company for the past five years and has sole voting and investment power with respect to the securities beneficially owned. Beneficial ownership includes securities which could be acquired pursuant to currently exercisable options or options which become exercisable within 60 days of the date of this Proxy Statement.

          Peter P. Poth has been a member of the Board of Directors since 1984. Upon attaining 70 years of age, in deference to the Board's policies, Mr. Poth has determined not to stand for re-election.

          All of the nominees have previously served as directors and, except as otherwise noted, have been elected as directors at prior Annual Meetings of Shareholders.

                                                                                         Series B
                                                                                          Preferred
                                                     Shares of Common Stock               Stock(1)
                                         ______________________________________________ _____________
                                         First             Percent            Percent          Percent
                          Principal      Elected             of                  of               of
                     Age  Occupation     Director  Class A  Class   Class B    Class    Shares  Class
                     ___  __________     ________  _______ _______  _______   _______   ______ _______
Nominees for
Class B Director
Term expiring in 2003

 Richard A. Aubrecht  55  Vice Chairman    1980    46,979      *     25,242      1.6    17,222  20.6
   (2)                    of the Board,
                          Vice President,
                          Moog Inc.

John D. Hendrick      61  Chairman,        1994     1,000      *      1,000        *       -0-   -0-
                          Director, Okuma
                          America Corp.

Nominee for Class A Director
Term expiring in 2003

James L. Gray(3)      64  Retired          1999     1,000      *        -0-      -0-       -0-   -0-
                          Executive

Class B Directors
Continuing in Office
Term expiring in 2002

Joe C. Green          58  Executive Vice   1986    23,364      *     19,805      1.3    11,111  13.3
                          President, Chief
                          Admin. Officer,
                          Moog Inc.






Term expiring in 2001

Kraig H. Kayser
  (4) (5)            39   President, Chief 1998     1,100      *        -0-      -0-       -0-   -0-
                          Executive Officer,
                          Seneca Foods
                           Corporation

Robert H. Maskrey(6) 58   Executive Vice   1998    47,267      *     20,263      1.3    13,111  15.7
                          President, Chief
                          Operating Officer,
                          Moog Inc.

Albert F. Myers(7)   53   Vice President,  1997     1,000      *        -0-      -0-       -0-   -0-
                          Treasurer,
                          Northrop
                          Grumman
                          Corporation

Class A Directors
Continuing in Office
Term expiring in 2002

Robert T. Brady(8)   59   Chairman of the  1984    59,516      *     29,792      1.9    11,111  13.3
                          Board, President,
                          Chief Executive
                          Officer, Moog Inc.

Term expiring in 2001

Robert R. Banta      57   Executive Vice   1991     5,980      *    10,600         *    11,111  13.3
                          President, Chief
                          Financial Officer,
                          Assistant
                          Secretary,
                          Moog Inc.

All directors and officers as a
  group (sixteen persons)                         284,059(9)  3.9  124,618(9)    7.9    83,771 100.0
_____________________________
*  Does not exceed one percent of the class.


(1) Each share of Series B Preferred Stock, which has one vote per share on matters as to which the Class is entitled to vote, is convertible into .08585 Class A share. Under an agreement dated October 15, 1988, as amended, the eight holders of the Series B Preferred Stock appointed as proxies Vice President Richard C. Sherrill and Executive Vice President and director Robert H. Maskrey, who will vote all shares of such stock as determined by a majority of such shares.

(2) Nancy Moog Aubrecht, wife of Richard A. Aubrecht, is the beneficial owner of 17,585 Class A shares and 39,658 Class B shares, which are not included.

(3) Mr. Gray was elected a director of Moog in 1999, but has not previously been elected by shareholders. He was Chairman and Chief Executive Officer of PrimeStar Partners, LP from 1995 until he retired in 1998. Prior to joining PrimeStar Partners, LP, Mr. Gray was Vice Chairman of Time Warner Cable. He received his B.S. in Business Administration from Kent State University and his MBA from the State University of New York at Buffalo.

(4) Does not include 99,900 Class A shares and 20,300 Class B shares held in a Seneca Foods Corporation pension plan for which Mr. Kayser is one of three trustees as well as one of a number of beneficiaries. Also not included are 55,900 Class B shares owned by Seneca Foods Corporation, of which Mr. Kayser is President and Chief Executive Officer, a director and a major shareholder. Also excluded are 75,800 Class A shares held by the Seneca Foods Foundation, of which Mr. Kayser is a director (see "Certain Beneficial Owners").

(5) Mr. Kayser has been President and Chief Executive Officer of Seneca Foods Corporation since 1993. Prior to joining Seneca Foods Corporation in 1991, Mr. Kayser was a Vice President of J.P. Morgan Investment Management. He received his B.A. from Hamilton College and M.B.A. from Cornell University.

(6) Mr. Maskrey has been with the Company since 1964. He served in a variety of engineering capacities through 1976. From 1976 until 1981, Mr. Maskrey was Chief Engineer for the Electronics & Systems Division. In 1981, Mr. Maskrey joined the Aircraft Controls Division, of which he became General Manager and concurrently a Vice President of the Company in 1985. In 1999, he was elected an Executive Vice President and Chief Operating Officer. Mr. Maskrey received his B.S. and M.S. in mechanical engineering from M.I.T.

(7) Mr. Myers is Corporate Vice President and Treasurer of Northrop Grumman Corporation. Formerly Chief of the Controls Branch at NASA's Dryden Flight Research Center, Mr. Myers joined Northrop in 1981. He received his B.S. and M.S. degrees in mechanical engineering from the University of Idaho. In addition, he completed a Sloan Fellowship at M.I.T. where he received an M.S. in industrial management.

(8) Not included are 200 Class A shares owned by Mr. Brady's wife and 1,000 Class A shares and 3,600 Class B shares owned by Mr. Brady's wife as custodian for their children.

(9) Does not include shares held by spouses, or as custodian or trustee for minors, as to which beneficial interest has been disclaimed, or shares held under the "Moog Family Agreement as to Voting" described beginning on page 3. Includes 149,540 Class A shares subject to currently exercisable options or options which become exercisable within 60 days. Officers and directors of the Company have entered into an agreement among themselves and with the Company's Savings and Stock Ownership Plan (the "SSOP"), the Employees' Retirement Plan and the Company, which provides that prior to selling Class B shares obtained through exercise of a non-statutory option, the remaining officers and directors, the SSOP, the Employees' Retirement Plan and the Company have an option to purchase the shares being sold.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          During the fiscal year ended September 25, 1999, all executive officers and directors of the Company timely filed with the Securities and Exchange Commission all required reports regarding their beneficial ownership of Company securities except Mr. Kayser, who inadvertently failed to timely report four transactions made by a foundation of which he is a director.

OTHER DIRECTORSHIPS

          Directors of the Company are presently serving on the following boards of directors of other publicly traded companies:

Name of Director                   Company
________________                   _______

Robert T. Brady          M & T Bank Corporation; Seneca Foods
                         Corporation; Acme Electric Corporation;
                         Astronics Corporation; National Fuel Gas
                         Company

Richard A. Aubrecht      R.P. Adams Company, Inc.

Kraig H. Kayser          Seneca Foods Corporation

James L. Gray            Adelphia Business Solutions, Inc.; Sea
                         Pines Associates, Inc.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

          From September 26, 1998 to September 25, 1999, the Board of Directors held five meetings. Following are the standing committees of the Board of Directors and the number of meetings they each held during the last fiscal year:

                Number of
Committees      Meetings               Members
__________      _________              _______

Audit               2    Messrs. Hendrick, Poth, Kayser and Myers

Executive           0    Messrs. Aubrecht, Banta, Brady, Green,
                         Maskrey and Poth

Executive
Compensation        1    Messrs. Hendrick, Poth, Myers and Kayser

Stock Option        2    Messrs. Hendrick, Poth, Myers and Kayser


          Every member of the Board of Directors attended at least 75% of meetings of the Board of Directors and of all committees on which he served.

          The Executive Committee, between meetings of the Board of Directors and to the extent permitted by law, exercises all of the powers and authority of the Board in the management of the business of the Company. The Executive Compensation Committee determines the compensation of corporate officers and oversees the compensation of top management of the Company. The Stock Option Committee is responsible for the administration of the stock option plans of the Company and recommends to the Board of Directors proposed recipients of stock options. The Audit Committee recommends the engaging and discharging of the independent auditors, acts as liaison between the independent auditors and the Board of Directors, and oversees the Company's internal accounting controls. The Board of Directors does not have a Nominating Committee.

          The Board of Directors recommends a vote "For" the nominees for Class B director and the nominee for Class A director.


                  COMPENSATION COMMITTEE REPORT

          The Executive Compensation Committee (the "Compensation Committee") determines the compensation of corporate officers and oversees the administration of executive compensation programs.
The Compensation Committee is composed solely of independent, nonemployee directors of the Company. Messrs. McIlraith (until his retirement on February 10, 1999), Poth, Hendrick, Myers and Kayser served on the Compensation Committee during the past fiscal year. The Compensation Committee is responsible for all elements of executive compensation including base salary, management profit sharing and other benefit programs for key executives.

          The goals of the Company's executive compensation program are to:

          1. Pay competitively to attract, retain and motivate superior executives who must operate in a highly competitive and technologically specialized environment,

          2. Relate total compensation for each executive to overall Company performance as well as individual performance, and

          3. Align executives' performances and financial interests with shareholder value.

          It is the Company's policy to consider the deductibility of executive compensation under applicable income tax rules, as one of many factors used to make specific compensation determinations consistent with the goals of the Company's executive compensation program. Presently and for the foreseeable future, Section 162 (m) of the Internal Revenue Code, relating to the nondeductibility of individual annual executive compensation payments in excess of $1 million, will not cause any compensation to be paid by the Company to be nondeductible.

SALARIES

          Base salary ranges are developed after considering the recommendations of professional compensation consultants who conduct annual compensation surveys of similar companies. Base salaries within these ranges are targeted to be above average and competitive in relation to salaries paid for similar positions in comparable companies. On an annual basis, the Compensation Committee reviews management recommendations for executives' salaries utilizing the results of survey data for comparable executive positions. Individual salary determinations within the established ranges are made based on position accountabilities, experience, sustained individual performance, overall Company performance, and peer comparisons inside and outside the Company, with each factor being weighed reasonably in relation to other factors.

MANAGEMENT PROFIT SHARING PLAN

          Under the Management Profit Sharing Plan, which is a part of an overall Employee Profit Sharing Plan, an individual executive's annual profit share is determined by multiplying the base salary by the product of the Company's net margin and a multiple which varies with the executive's accountabilities. The Company uses net margin as the performance parameter because it is the principal determinant of Return on Investment and its measurement is clear. The annual net margin is not affected by other complicating factors in the Company's financial structure.

          There is no management profit share paid unless the Company's net margin is at least 2% for the fiscal year. This plan is intended to motivate executives toward the achievement of goals which are directly aligned with shareholder interests. Officers of the Company participate in this plan with all other key executives. There have been fiscal years when management has temporarily suspended the entire profit share plan or paid only a portion of the plan. One-half of the normal management profit share was paid to executives for fiscal year 1999. Such profit share was payable to executive officers on January 3, 2000, the date the Compensation Committee established for payment, provided the executive was employed by the Company on that date.

STOCK OPTIONS

          Stock option plans are used to relate the long-term financial interests of executives with those of shareholders.

          The Company had an Incentive Stock Option Plan which expired on December 31, 1992. Options granted under this plan and shown in the Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values Table on page 11 remain outstanding. All stock options granted under this plan were priced at the fair market value of the underlying stock as of the date of the grant.

          The shareholders of the Company, on February 11, 1998, approved a new Stock Option Plan providing for the grant of options which may be "Incentive Stock Options" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended or non-qualified stock options, or a combination of both, as determined by the Stock Option Committee. The Stock Option Plan, which will terminate on December 31, 2007, covers a total of 600,000 shares of the Company's Class A common stock, $1.00 par value, reserved for the grant of options to directors, officers, and other key employees. The Stock Option Plan provides that the option price shall be at least equal to the fair market value of the Company's Class A common stock at the time of the grant. The Plan is administered by a committee appointed by the Board of Directors comprised of at least two directors, each of whom is a "Disinterested Board Member."

          During fiscal year 1999, Messrs. Brady, Green, Maskrey, Banta and Aubrecht received options for 8,000, 6,000, 6,000, 6,000 and 6,000 shares, respectively, and all executive officers as a group received options for a total of 60,500 shares. The options granted have an exercise price of $29.125 and $31.000 and are exercisable not less than one year and ending not more than ten years after the date upon which they were granted. See page 10 for table of Option Grants in Last Fiscal Year.

OTHER COMPENSATION PLANS

          In order that the total aggregated compensation package provided officers meets the Company's goals, officers are provided certain additional benefit plans as discussed on pages 10 thru 13. These plans are comparable to those provided to executives in companies surveyed by the Company's professional compensation consultants.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

          The Compensation Committee determines the Chief Executive Officer's salary and other compensation elements based on performance. The salary is established within a salary range recommended by an independent compensation consulting firm.

          The Company has closely managed its business plans over the past several years in response to changing demands in a more competitive global marketplace. The Company has also completed several strategic acquisitions which strengthened its market position. The management actions have resulted in continuing improvement of overall financial performance. The fiscal year 1999 results again improved significantly over the prior year.

          Mr. Brady has been Chief Executive Officer since 1988, and Chairman since 1996. His dedicated leadership continues to be a vital guiding force for the Company in meeting the challenges of today's diverse global business environment. His efforts not only have resulted in improved Company performance during fiscal 1999, but also have positioned the Company for continued success in the future.

          The Compensation Committee believes that its actions have been an effective implementation of the Company's overall compensation policies.

                              John D. Hendrick
                              Peter P. Poth
                              Kraig H. Kayser
                              Albert F. Myers

                  STOCK PRICE PERFORMANCE GRAPH
                           1994 - 1999

          The following graph compares the cumulative total shareholder return on the Company's Class A Common Stock with that of the AMEX Market Value Index, a major market index of the American Stock Exchange, and the S&P Aerospace/Defense Index, an industry index published by Standard and Poor's Corporation. The comparison for each of the periods assumes that $100 was invested on September 30, 1994 in each of the Company's Class A Common Stock, the stocks included in the AMEX Market Value Index and the stocks included in the S&P Aerospace/Defense Index. These indices, which reflect formulas for dividend reinvestment and weighting of individual stocks, do not necessarily reflect returns that could be achieved by individual investors.


[GRAPH]


                                Cumulative Total Return
                         _______________________________________
                         9/94   9/95   9/96   9/97   9/98   9/99
                         _______________________________________
MOOG INC.                100    181    290    516    377    369
S&P AEROSPACE/DEFENSE    100    154    211    261    194    200
AMEX MARKET VALUE        100    119    125    157    141    182

                        SUMMARY COMPENSATION TABLE

          The following tabulation shows information concerning the compensation for services in all capacities to the Company for the fiscal years ended September 25, 1999, September 26, 1998 and September 27, 1997 of the Chief Executive Officer and the other four most highly compensated executive officers at September 25, 1999 (the "Named Executives").


                        Annual Compensation       Securities
                    _____________________________ Underlying     All Other
Name and Principal         Salary    Bonus  Other  Options     Compensation
Position            Year    ($)      ($)(1)  ($)      (#)         ($)(2)
__________________  ____   ______    ______ _____ ___________  ____________
Robert T. Brady     1999   492,500   68,036  11,928  8,000        5,188
  Chairman of the   1998   454,354  117,684  10,501  8,000        5,188
  Board, President, 1997   403,918   65,586  10,382      0        5,188
  Chief Executive
  Officer

Joe C. Green        1999   324,613   45,493   3,476  6,000        5,188
  Executive Vice    1998   289,301   73,950   3,118  6,000        4,828
  President, Chief  1997   272,925   43,603   3,098      0        4,486
  Administrative
  Officer

Robert H. Maskrey   1999   318,447   45,493  10,580  6,000        5,648
  Executive Vice    1998   264,984   67,735  11,522  6,000        5,456
  President, Chief  1997   250,186   39,938  10,579      0        5,058
  Operating Officer

Robert R. Banta     1999   297,167   41,826   6,753  6,000       63,879
  Executive Vice    1998   260,924   66,697   7,512  6,000        4,288
  President, Chief  1997   246,155   39,326   7,761      0        2,629
  Financial Officer

Richard A. Aubrecht 1999   262,783   36,123   4,538  6,000        5,360
  Vice Chairman of  1998   249,552   63,790   4,781  6,000        5,098
  the Board,        1997   235,427   37,612   5,250      0        4,889
  Vice President
___________________________
(1) Such bonuses were payable on January 3, 2000, the date the Compensation Committee established for payment, provided the executive was employed by the Company on that date.

(2)  Amounts shown for 1999 include $0, $0, $1,000, $0 and $2,500 representing Company matching contributions to the Company's Savings and Stock Ownership Plan, $0, $0, $0, $59,231 and $0 representing payments in lieu of vacation and $5,188, $5,188, $4,648, $4,648 and $2,860 representing premiums on group life insurance, paid by the Company on behalf of Messrs. Brady, Green, Maskrey, Banta and Aubrecht, respectively.

                                     OPTION GRANTS IN LAST FISCAL YEAR

          Shown below is information as to grants of stock options made during the fiscal year ended
September 25, 1999 to the Named Executives.

                           Individual Grants                           Potential Realizable Value
                    _________________________________________________  at Assumed Annual Rates
                                                                       of Stock Price Appreciation
                    Number of     % of Total                           for Option Term($)(2)
                    Securities    Options                              ___________________________
                    Underlying    Granted to     Exercise               Assumed         Assumed
                    Options       Employees in   Price Per  Expiration  Appreciation    Appreciation
Name                Granted (1)   Fiscal Year    Share($)   Date        of 5%           of 10%
____                ___________   ____________   _________  __________  ____________    ____________
Robert T. Brady       7,000          10.77%       29.125     11/17/08     128,205         324,905
                      1,000           1.54%       31.000      5/13/09      22,022          49,400

Joe C. Green          6,000           9.23%       29.125     11/17/08     109,890         278,490

Robert H. Maskrey     6,000           9.23%       29.125     11/17/08     109,890         278,490

Robert R. Banta       6,000           9.23%       29.125     11/17/08     109,890         278,490

Richard A. Aubrecht   6,000           9.23%       29.125     11/17/08     109,890         278,490
_____________________________
(1)  Only Class A stock options were granted in fiscal 1999.  These options become exercisable in annual installments as follows: (a) Mr. Brady - as to the options covering 7,000 shares, 958 shares on
     November 17, 2001, 3,433 shares on November 17, 2002 and 2,609 shares on November 17, 2003; as to the options covering 1,000 shares, 774 shares on May 13, 2003 and 226 shares on May 13, 2004; and (b)
     Messrs.  Green, Maskrey, Banta and Aubrecht - 3,293 shares on November 17, 2001 and 2,707 shares on
     November 17, 2002.

(2)  Potential realizable values are based on the assumed annual growth rates for the ten-year option term.
     5% annual growth would result in a stock price of $47.44 at the November 17, 2008 expiration date and
     $50.50 at the May 13, 2009 expiration date. 10% annual growth would result in stock prices of $75.74 and $80.44 at the November 17, 2008 and May 13, 2009 expiration dates respectively.  The amounts set forth are not intended to forecast future appreciation, if any, of the stock price, which will depend on market conditions and the Company's future performance and prospects.


                    AGGREGATED OPTION EXERCISES IN LAST
               FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

          Shown below is information concerning exercises of options by the Named Executives during fiscal year 1999 and the number and value of their unexercised options at fiscal year-end. All options exercised in fiscal 1999 were options granted ten years ago. This information includes options granted under the Company's Incentive Stock Option Plan which terminated on December 31, 1992, and options granted under the 1998 Stock Option Plan, which was approved by shareholders in February, 1998.

                                                                 Value of
                                                                 Unexercised
                                      Number of Securities       In-The-Money
                                      Underlying Unexercised     Options
                    Shares Acquired   Option at Fiscal           at Fiscal
                    on Exercise       Year-End                   Year-End($)
                    _______________   ______________________     ___________
                                      Class A     Class A        Class A
Name             Class A Realized($)  Exercisable Unexercisable  Exercisable
____             _______ ___________  ___________ _____________  ___________
Robert T. Brady   6,000   125,625       28,940       13,060        561,875

Joe C. Green      6,000   141,750       12,940        9,060        214,375

Robert H. Maskrey 6,000   138,750       24,440        9,060        464,625

Robert R. Banta       0         0        2,940        9,060              0

Richard A.
  Aubrecht        6,000   132,750       24,440        9,060        464,625


                        EMPLOYEES' RETIREMENT PLAN

          Under the Company's Employees' Retirement Plan, benefits are payable monthly upon retirement to participating employees of the Company based upon compensation and years of service and subject to limitations imposed by the Employee Retirement Income Security Act of 1974 ("ERISA").
The Employees' Retirement Plan is administered by a Retirement Plan Committee and covers all employees with one year of service and a minimum of 1,000 hours of employment.

          Benefits payable under the Plan are determined on the basis of compensation and credited years of service. It is a career average plan. Effective January 1, 1998, Plan compensation for prior service as of October 1, 1990, is the base annual rate of pay, plus overtime pay and shift differential compensation for calendar year 1989, or the base annual rate of pay as of January 1, 1988, if higher. Future service compensation is the basic annual rate of pay for the preceding plan year plus over-time and shift differential compensation, limited to $200,000 (as indexed) through September 30, 1994, and $150,000 (as indexed) thereafter.

          The prior service benefit is 1.15% of the first $20,000 of prior service compensation, plus 1.75% of the excess, multiplied by prior service, but not less than the accrued benefit as of September 30, 1990, determined under the prior Plan.

          The future service benefit for each year of credited service is 1.15% of the first $20,000 of future service compensation for such year, plus 1.75% of the excess. Any participant with five years or more of service receives a minimum pension of $2,400 per year, reduced pro rata for credited service of less than 15 years.


                  SUPPLEMENTAL RETIREMENT PLAN

          The Company also has a Supplemental Retirement Plan applicable to eligible officers of the Company with at least 10 years of continuous service upon retirement at age 65 or older.

          The Supplemental Retirement Plan provides benefits for an eligible officer at age 65 with 25 years of service equal to 65% of the average of the highest consecutive three year base salary of such officer prior to retirement, less any benefits payable under the Employees' Retirement Plan, and also less the primary Social Security benefit of such officer at age 65. An officer 60 or more years of age, whose combined chronological age and years of service equal or exceed 90, may elect early retirement and receive reduced benefits. A reduced benefit is available for officers 65 years of age with between 10 and 25 years of service.

          A participant's benefits are vested in the event of an involuntary termination of employment other than for cause, as defined in the Supplemental Retirement Plan. For purposes of the Supplemental Retirement Plan, a change in duties, responsibilities, status, pay or perquisites which follows a change of control of the Company, as defined therein, is deemed an involuntary termination.

          The projected annual benefits, assuming level continuation of earnings, payable at normal retirement age for each of the Named Executives under the Employees' Retirement Plan and the Supplemental Retirement Plan are:

                                        Projected Annual
                                            Benefit
                                        Payable at Normal
     Name                                Retirement Age
     ____                               _________________
     Robert T. Brady                        $311,512

     Joe C. Green                            200,542

     Robert H. Maskrey                       200,422

     Robert R. Banta                         183,064

     Richard A. Aubrecht                     155,620


           EMPLOYMENT TERMINATION BENEFITS AGREEMENTS

          Certain executive officers of the Company, including those named in the Summary Compensation Table, have entered into Employment Termination Benefits Agreements (the "Agreements") with the Company.

          The Employment Termination Benefits Agreements provide that upon death, disability or retirement, the executive will receive those benefits provided to him by the Company under all its benefit plans. Where employment is terminated for cause, as defined in the Agreements, the executive is entitled to the cash equivalent of any unutilized vacation, but is not entitled to participate in any profit share award or incentive compensation payable after the date of termination. In such circumstances, the right to exercise any stock options is also terminated. Upon a voluntary termination, the executive receives employment benefits up to the date of termination, as well as the cash value of any unutilized vacation benefits and stock options may be exercised.
In the event of a voluntary termination, the executive is not entitled to receive any profit share award or incentive compensation payable after termination.

          Upon an involuntary termination other than for cause, the executive is immediately vested under the Supplemental Retirement Plan and is entitled to receive for one year, certain perquisites and insurance benefits. The executive also receives amounts otherwise payable under the Management Profit Sharing Plan. Stock options may be exercised, or if not then exercisable, the executive is entitled to cash in an amount equal to the difference between the then current market value of the Company Common Stock underlying the option and the option's exercise price. The executive is entitled to the cash value of unutilized vacation benefits, as well as to the continuation of base compensation plus profit share and any bonus for between 12 and 36 months, based on years of service. Where involuntary termination occurs by reason of a change of control of the Company, as defined in the Agreements, the executive receives the benefits otherwise provided for an involuntary termination, with accelerated vesting of compensation continuation.

          During the term of the Employment Termination Benefits Agreements, and in the event of involuntary termination upon a change of control, until the last payment to the executive is made under the Employment Termination Benefits Agreements, the executive may not compete with the Company.


        DIRECTORS AND OFFICERS INDEMNIFICATION INSURANCE

          On October 25, 1999, the Company renewed an officers and directors indemnification insurance policy written by The Chubb Group. The renewal was for a one-year period at an annual premium of $97,500. The policy provides indemnification benefits and the payment of expenses in actions instituted against any director or officer of the Company for claimed liability arising out of their conduct in such capacities. No payments or claims of indemnification or expenses have been made under any such insurance policies purchased by the Company at any time.

                    COMPENSATION OF DIRECTORS

          Non-employee directors are paid $1,667 per month and reimbursed for expenses incurred in attending Board and committee meetings. They received aggregate remuneration of $112,333 for the fiscal year ended September 25, 1999 including all fees paid to Warren B. Cutting, Director Emeritus.

          The Company's 1998 Stock Option Plan provides that options to purchase Class A shares may be granted to non-employee directors of the Company. During fiscal year 1999, Messrs. Hendrick, Kayser, McIlraith, Myers and Poth each were granted options to purchase 500 Class A shares at an exercise price per share equal to the fair market value of a Class A share on the date of grant. The options were granted for a period of ten years and become exercisable on the first anniversary of the grant.


   COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          Messrs. Hendrick, McIlraith (until his retirement on February 10, 1999), Poth, Myers and Kayser served on the Compensation Committee during the past fiscal year. Mr. Kayser is also President and Chief Executive Officer, a director and a major shareholder of Seneca Foods Corporation ("Seneca"). Mr. Brady, the
 Company's Chairman, President and Chief Executive Officer, is a director of Seneca.


                      INDEPENDENT AUDITORS

          The Board of Directors, on recommendation of the Audit Committee, has selected KPMG LLP, independent certified public accountants, to continue as independent auditors of the Company for fiscal year 2000. Representatives of KPMG LLP are expected to attend the shareholders meeting, will be available to respond to appropriate questions and will be given the opportunity to make a statement if they so desire.

          The Board of Directors recommends a vote "FOR" ratification of KPMG LLP as auditors for fiscal year 2000.


        PROPOSALS OF SHAREHOLDERS FOR 2001 ANNUAL MEETING

          To be considered for inclusion in the proxy materials for the 2001 Annual Meeting of Shareholders, shareholder proposals must be received by the Secretary of the Company prior to September 7, 2000. With respect to shareholder proposals not submitted for inclusion in the proxy materials for that meeting, if notice of such a proposal is not received prior to November 21, 2000, the Company retains discretion to vote proxies it receives. If notice is received prior to November 21, 2000, discretionary voting authority may be exercised by the Company provided (1) the Company includes in its proxy statement advice on the nature of the proposal and how it intends to exercise its voting discretion and
(2) the proponent does not issue a proxy statement.

                          OTHER MATTERS

          As of the date of this Proxy Statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matter for action at this meeting other than those specifically referred to in this Proxy Statement. If other matters properly come before the meeting, it is intended that the holders of the proxies will act with respect thereto in accordance with their best judgment.

          The cost of this solicitation of proxies will be borne by the Company. The Company may request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of stock held of record, and will reimburse such persons for any reasonable expense in forwarding the material. In addition, officers, directors and employees of the Company may solicit proxies personally or by telephone and will not receive any additional compensation.

          Copies of the 1999 Annual Report of the Company are being mailed to shareholders, together with this Proxy Statement, proxy card and Notice of Annual Meeting of Shareholders. Additional copies may be obtained from the Treasurer of the Company, East Aurora, New York 14052, or from the Company's world wide web site (www.moog.com).

                              By Order of the Board of Directors


                              JOHN B. DRENNING, Secretary

Dated: East Aurora, New York
       January 4, 2000

                            MOOG INC.

            Annual Meeting of Shareholders to be held

                   Wednesday, February 9, 2000
                            9:15 a.m.
                    Albright Knox Art Gallery
                       1285 Elmwood Avenue
                        Buffalo, New York


             _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


                            MOOG INC.

       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                  FEBRUARY 9, 2000 AT 9:15 A.M.
                    ALBRIGHT KNOX ART GALLERY
                       1285 ELMWOOD AVENUE
                        BUFFALO, NEW YORK
                         CLASS A SHARES

     The undersigned hereby appoints Richard A. Aubrecht,
Robert T. Brady and John B. Drenning, and each of them, attorneys and proxies each with full power of substitution, to vote all shares of Class A common stock of MOOG INC. held by the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on February 9, 2000, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated below, all in accordance with and as more fully described in the accompanying Proxy Statement.

     It is understood that this proxy may be revoked at any time insofar as it has not been exercised and that the shares may be voted in person if the undersigned attends the meeting.

     The Class A shares represented by this proxy will be voted as directed below, or if no direction is given, they will be voted FOR the nominees listed in item 1 and FOR item 2.

                          (See Reverse)

                    - FOLD AND DETACH HERE -

                                        Please mark your
                                        votes as indicated
                                        in this example      [ X ]


      The Board of Directors recommends that you vote FOR:
            CLASS A DIRECTOR - TERM EXPIRING IN 2003
                          James L. Gray


     No. 1                              The Board of Directors
Election of Director                    recommends that you vote
FOR            WITHHOLD                 FOR:
the nominee    AUTHORITY
               for the nominee                    No. 2
  [  ]              [  ]                Ratification of KPMG LLP
                                        as auditors for
                                        fiscal year 2000

                                        FOR   AGAINST   ABSTAIN
                                        [  ]    [  ]      [  ]



          No. 3               Dated:                       , 2000
In their discretion, the                (Month) (Day)
proxies are authorized to
vote upon any other
matters of business which
may properly come before
the meeting, or any              (Signature of Participant(s))
adjournment(s) thereof.
                              These confidential voting
                              instructions will be seen by
                              authorized personnel of the Trustee
                              and Transfer Agent.  Please sign,
                              date and return your voting card by
                              1/20/00 in the enclosed envelope
                              which requires no postage.


                    - FOLD AND DETACH HERE -

                            MOOG INC.

            Annual Meeting of Shareholders to be held

                   Wednesday, February 9, 2000
                            9:15 a.m.
                    Albright Knox Art Gallery
                       1285 Elmwood Avenue
                        Buffalo, New York


             _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


                            MOOG INC.

       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                  FEBRUARY 9, 1999 AT 9:15 A.M.
                    ALBRIGHT KNOX ART GALLERY
                       1285 ELMWOOD AVENUE
                        BUFFALO, NEW YORK
                         CLASS B SHARES

     The undersigned hereby appoints Richard A. Aubrecht,
Robert T. Brady and John B. Drenning, and each of them, attorneys and proxies each with full power of substitution, to vote all shares of Class B common stock of MOOG INC. held by the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on February 9, 2000, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated below, all in accordance with and as more fully described in the accompanying Proxy Statement.

     It is understood that this proxy may be revoked at any time insofar as it has not been exercised and that the shares may be voted in person if the undersigned attends the meeting.

     The Class B shares represented by this proxy will be voted as directed below, or if no direction is given, they will be voted FOR the nominees listed in item 1 and FOR item 2.

                          (See Reverse)


                    - FOLD AND DETACH HERE -

                                        Please mark your
                                        votes as indicated
                                        in this example      [ X ]

      The Board of Directors recommends that you vote FOR:
           CLASS B DIRECTORS - TERMS EXPIRING IN 2003
                       Richard A. Aubrecht
                        John D. Hendrick


     No. 1                              The Board of Directors
Election of Directors                   recommends that you vote
FOR            WITHHOLD                 FOR:
the nominees   AUTHORITY
               for the nominees                   No. 2
  [  ]              [  ]                Ratification of KPMG LLP
                                        as auditors for
                                        fiscal year 2000
To withhold authority for any
individual nominee, write his name      FOR   AGAINST   ABSTAIN
in th space provided:                   [  ]    [  ]      [  ]

____________________________


          No. 3               Dated:                       , 2000
In their discretion, the                (Month) (Day)
proxies are authorized to
vote upon any other
matters of business which
may properly come before
the meeting, or any              (Signature of Shareholder(s))
adjournment(s) thereof.
                              Please date and sign your name as the
                              same appears on this Proxy.  Joint
                              owners should each sign.  If the
                              signer is a corporation, pleae sign
                              full name by duly authorized officer.
                              Executors, administrators, trustees,
                              etc., should give full title as such.


                    - FOLD AND DETACH HERE -

                            MOOG INC.

            Annual Meeting of Shareholders to be held

                   Wednesday, February 9, 2000
                            9:15 a.m.
                    Albright Knox Art Gallery
                       1285 Elmwood Avenue
                        Buffalo, New York


             _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


                            MOOG INC.

       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                  FEBRUARY 9, 2000 AT 9:15 A.M.
                    ALBRIGHT KNOX ART GALLERY
                       1285 ELMWOOD AVENUE
                        BUFFALO, NEW YORK
                         CLASS A SHARES

     The undersigned hereby directs HSBC, Trustee of the MOOG INC. Savings & Stock Ownership Plan, to vote all shares of Class A common stock of MOOG INC. held for the benefit of the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on February 9, 2000, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated on the reverse side of this card, all in accordance with and as more fully described in the accompanying Proxy Statement.

     The Class A shares represented by this proxy will be voted as directed on the reverse side of this card, or if no direction is given, they will be voted by the Trustee as directed by the Investment Committee of the Plan. Your vote will be kept confidential.

                          (See Reverse)

                    - FOLD AND DETACH HERE -

                                        Please mark your
                                        votes as indicated
                                        in this example      [ X ]

      The Board of Directors recommends that you vote FOR:
            CLASS A DIRECTOR - TERM EXPIRING IN 2003
                         James L. Gray


     No. 1                              The Board of Directors
Election of Director                    recommends that you vote
FOR            WITHHOLD                 FOR:
the nominee    AUTHORITY
               for the nominee                    No. 2
  [  ]              [  ]                Ratification of KPMG LLP
                                        as auditors for
                                        fiscal year 2000

                                        FOR   AGAINST   ABSTAIN
                                        [  ]    [  ]      [  ]



          No. 3               Dated:                       , 2000
In their discretion, the                (Month) (Day)
proxies are authorized to
vote upon any other
matters of business which
may properly come before
the meeting, or any              (Signature of Participant(s))
adjournment(s) thereof.
                              These confidential voting
                              instructions will be seen by
                              authorized personnel of the Trustee
                              and Transfer Agent.  Please sign,
                              date and return your voting card by
                              1/20/00 in the enclosed envelope
                              which requires no postage.




                    - FOLD AND DETACH HERE -

                            MOOG INC.

            Annual Meeting of Shareholders to be held

                   Wednesday, February 9, 2000
                            9:15 a.m.
                    Albright Knox Art Gallery
                       1285 Elmwood Avenue
                        Buffalo, New York


             _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


                            MOOG INC.

       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                  FEBRUARY 9, 2000 AT 9:15 A.M.
                    ALBRIGHT KNOX ART GALLERY
                       1285 ELMWOOD AVENUE
                        BUFFALO, NEW YORK
                         CLASS B SHARES

     The undersigned hereby directs HSBC, Trustee of the MOOG INC. Savings & Stock Ownership Plan, to vote all shares of Class B common stock of MOOG INC. held for the benefit of the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on February 9, 2000, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated on the reverse side of this card, all in accordance with and as more fully described in the accompanying Proxy Statement.

     The Class B shares represented by this proxy will be voted as directed on the reverse side of this card, or if no direction is given, they will be voted by the Trustee as directed by the Investment Committee of the Plan. Your vote will be kept confidential.

                          (See Reverse)


                    - FOLD AND DETACH HERE -

                                        Please mark your
                                        votes as indicated
                                        in this example      [ X ]


      The Board of Directors recommends that you vote FOR:
           CLASS B DIRECTORS - TERMS EXPIRING IN 2003
                       Richard A. Aubrecht
                        John D. Hendrick


     No. 1                              The Board of Directors
Election of Directors                   recommends that you vote
FOR            WITHHOLD                 FOR:
the nominees   AUTHORITY
               for the nominees                   No. 2
  [  ]              [  ]                Ratification of KPMG LLP
                                        as auditors for
                                        fiscal year 2000
To withhold authority for any
individual nominee, write his           FOR   AGAINST   ABSTAIN
name in the space provided:             [  ]    [  ]      [  ]

_______________________________

          No. 3               Dated:                       , 2000
In their discretion, the                (Month) (Day)
proxies are authorized to
vote upon any other
matters of business which
may properly come before
the meeting, or any              (Signature of Participant(s))
adjournment(s) thereof.
                              These confidential voting
                              instructions will be seen by
                              authorized personnel of the Trustee
                              and Transfer Agent.  Please sign,
                              date and return your voting card by
                              1/20/00 in the enclosed envelope
                              which requires no postage.


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